Exhibit 10.1

FOURTH AMENDMENT TO MANAGEMENT AGREEMENT

THIS FOURTH AMENDMENT TO MANAGEMENT AGREEMENT (this “Amendment”) is made and entered into as of March 24, 2017, by and among HPT TRS IHG-2, INC., a Maryland corporation (“Owner”), INTERCONTINENTAL HOTELS GROUP RESOURCES, INC., a Delaware corporation (“IHG Resources”), IHG MANAGEMENT (MARYLAND) LLC, a Maryland limited liability company (“IHG Maryland”), and INTERCONTINENTAL HOTELS GROUP (CANADA), INC., a corporation under the laws of Ontario, Canada (“IHG Canada”, and together with IHG Resources and IHG Maryland, collectively, “Manager”).

RECITALS:

WHEREAS, Owner (for itself and as successor by merger to HPT TRS IHG-1, Inc. and HPT TRS IHG-3, Inc.) and Manager are parties to that certain Management Agreement, dated as of July 1, 2011, as amended by that certain Amendment to Management Agreement, dated as of March 16, 2015, that certain Second Amendment to Management Agreement, dated as of February 11, 2016, and that certain Third Amendment to Management Agreement, dated as of February 1, 2017 (as so amended, the “Management Agreement”), pursuant to which Manager manages and operates certain hotels for Owner’s account as provided therein; and

WHEREAS, the parties desire to amend certain of the terms of the Management Agreement as provided in this Amendment;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Section 9.2 of the Management Agreement is hereby amended such that the following Section 9.2(e) is inserted therein immediately following Section 9.2(d):
“(e) with respect to all Kimpton Hotels, Hotel Monaco Hotels and Hotel Palomar Hotels, an administration fee of 0.25% of Rooms Revenue and revenue from food and beverage operations in such Hotels.”
2.Further Assurances. The parties to this Amendment shall, whenever and as often as it shall be requested to do so, cause to be executed, acknowledged or delivered any and all such further instruments and documents as may be reasonably necessary or proper in order to carry out the intent and purpose of this Amendment.
3.Counterparts. This Amendment may be executed in two or more counterparts each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument. When such counterparts have been executed by all parties, they shall have the same effect as if the signatures to each counterpart or copy were upon the same document and copies of such documents shall be deemed valid as originals. This Amendment

{B2131239; 1}

may be signed by facsimile copy or by e-mail (in .pdf format). Any such counterpart delivered by facsimile or by e-mail (in .pdf format) shall have the same effect as the original.
4.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
5.Amendments. This Amendment shall not be altered, amended, changed or modified except in writing executed by the parties hereto.
6.Ratification. As amended hereby, the Management Agreement remains in full force and effect and is ratified and confirmed.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as a sealed instrument as of the date first above written.
HPT:

HOSPITALITY PROPERTIES TRUST,
a Maryland real estate investment trust
By:    /s/ John G. Murray
John G. Murray
President

HPT TRS:

HPT TRS IHG-2, INC.,
a Maryland corporation
By:    /s/ John G. Murray
John G. Murray
President

IHG MANAGER:
INTERCONTINENTAL HOTELS GROUP RESOURCES, INC.,
a Delaware corporation
By:    /s/ Robert Chitty
Robert Chitty
    Vice President
IHG MANAGEMENT (MARYLAND) LLC,
a Maryland limited liability company
By:    /s/ Robert Chitty
Robert Chitty
    Vice President
INTERCONTINENTAL HOTELS GROUP (CANADA), INC.,
a corporation under the laws of Ontario, Canada
By:    /s/ Robert Chitty
Robert Chitty
    Vice President

AGREEMENT BY
INTERCONTINENTAL HOTELS (PUERTO RICO) INC.

Reference is made to that certain Lease Agreement, dated as of July 1, 2011, between HPT IHG PR, INC. (“PR Landlord”) and Intercontinental Hotels (Puerto Rico) Inc. (“PR Tenant”), as amended from time to time (as so amended, the “PR Lease”).

Reference is also made to that certain Guaranty Agreement, dated as of July 1, 2011, by Intercontinental Hotels (Puerto Rico) Inc. (“PR Tenant”) for the benefit of HPT TRS IHG-1, Inc., HPT TRS IHG-2, Inc., HPT TRS IHG-3, Inc., HPT IHG PR, Inc. and Hospitality Properties Trust (the “PR Guaranty”).

PR Tenant acknowledges receipt of the foregoing Fourth Amendment to Management Agreement by and among HPT TRS IHG-2, Inc., Intercontinental Hotels Group Resources, Inc., IHG Management (Maryland) LLC and Intercontinental Hotels Group (Canada), Inc. (the “Amendment”).

PR Tenant acknowledges, agrees and confirms that all references to the “Management Agreement” in the PR Guaranty shall refer to the Management Agreement (as defined in the Amendment) as amended by the Amendment and that the PR Guaranty remains in full force and effect.

PR TENANT:

INTERCONTINENTAL HOTELS (PUERTO RICO) INC.,
A Puerto Rico corporation

By: /s/ Robert Chitty
Robert Chitty
Vice President